UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 22, 2020

EXPEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Expedia Group Way W.

Seattle, Washington 98119

(Address of principal executive offices) (Zip code)

(206) 481-7200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	EXPE	The Nasdaq Global Select Market
Expedia Group, Inc. 2.500% Senior Notes due 2022	EXPE22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer and Chief Financial Officer

On April 22, 2020, the Board of Directors of Expedia Group, Inc. (“Expedia Group” or the “Company”) unanimously approved the appointment of Peter Kern, Expedia Group’s Vice Chairman, to serve as Chief Executive Officer of the Company, and the appointment of Eric Hart, Expedia’s Chief Strategy Officer and acting Chief Financial Officer, as the Company’s Chief Financial Officer. Mr. Kern will continue to serve as Vice Chairman and a member of the Company’s Board of Directors and Mr. Hart will continue to also serve as the Company’s Chief Strategy Officer.

Mr. Kern has been a director of Expedia Group since completion of the IAC/Expedia Group Spin-Off, has served as Vice Chairman of Expedia Group since June 2018, and has served as Chief Executive Officer of Expedia Group since April 2020. Immediately prior to his appointment as Chief Executive Officer, Mr. Kern, along with Mr. Diller, had overseen Expedia Group’s executive leadership team, managing day-to-day operations, since the departure of the Company’s former Chief Executive Officer in December of 2019. Mr. Kern served on the board of directors of Tribune Media Company from October 2016 through the completion of Tribune Media’s merger with Nextstar Media Group, Inc. in September 2019, and served as Tribune Media’s Chief Executive Officer from March 2017 through September 2019. Kern is a Managing Partner of InterMedia Partners VII, LP, a private equity firm. Prior to joining InterMedia, Mr. Kern was Senior Managing Director and Principal of Alpine Capital LLC. Prior to Alpine Capital, Mr. Kern founded Gemini Associates in 1996 and served as President from its inception through its merger with Alpine Capital in 2001. Prior to founding Gemini Associates, Mr. Kern was at the Home Shopping Network and Whittle Communications Mr. Kern also currently serves as Chairman of the board of directors of Hemisphere Media Group, Inc., a publicly-traded Spanish-language media company and as Chairman of the Supervisory Board of trivago N.V., a majority-owned subsidiary of Expedia Group, as well as on the boards of several private companies. Mr. Kern holds a B.S. degree from the Wharton School at the University of Pennsylvania.

Mr. Hart has served as the Chief Financial Officer of Expedia Group since April 2020, overseeing Expedia Group’s accounting, financial reporting and analysis, investor relations, treasury, internal audit, tax, and real estate teams. Mr. Hart had served as acting Chief Financial Officer since the departure of the former Chief Financial Officer in December of 2019. Mr. Hart has also served as Expedia Group’s Chief Strategy Officer since November 1, 2019 with responsibility for the Company’s strategy and business development, as well as global M&A and investments. Prior to assuming the Chief Strategy Officer position, Mr. Hart served as the General Manager of the Company’s CarRentals.com brand for nearly three years. Prior to that, he oversaw corporate strategy for the Company, leading some of the Company’s largest acquisitions. Before joining Expedia Group, Mr. Hart spent time as a Vice President at Lake Capital, as a Project Leader at Boston Consulting Group, and as a Consultant at Accenture. Mr. Hart holds a bachelor’s degree from Georgia State University and a Master’s in Business Administration from University of Chicago Booth School of Business.

There are no arrangements or understandings between either Mr. Kern or Mr. Hart on the one hand and any other persons on the other hand, pursuant to which they were appointed President and Chief Executive Officer and Chief Financial Officer, respectively. There are also no family relationships between Mr. Kern or Mr. Hart and any director or executive officer of Expedia Group and neither Mr. Kern nor Mr. Hart has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On April 23, 2020, the Company issued a press release announcing that it is raising approximately $3.2 billion of new capital, consisting of a $1.2 billion private placement of perpetual preferred stock and warrants (the “Preferred Stock and Warrant Transactions”) and approximately $2 billion in new debt financing. A copy of the Company’s press release is attached as Exhibit 99.1, which is incorporated by reference.

The Company commenced an offering (the “Notes Offering”) of senior unsecured notes of the Company (the “Notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to certain non-U.S. persons in accordance with Regulation S under the Securities Act, upon the terms of a preliminary private placement offering memorandum, dated as of April 23, 2020 (the “Offering Memorandum”). The Offering Memorandum includes certain additional information, including the information attached hereto as Exhibit 99.2, which is incorporated by reference herein.

Also on April 23, 2020, the Company issued a second press release regarding the Preferred Stock and Warrant Transactions, the Notes Offering, the appointment of the Chief Executive Officer and Chief Financial Officer and certain employment policies. A copy of the Company’s second press release is attached as Exhibit 99.3, which is incorporated by reference.

The information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, is being furnished and shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in such a filing.

This report does not and will not constitute an offer to sell or a solicitation of an offer to buy any securities nor will there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful under the securities laws of such state. The Notes Offering will be made only by means of the Offering Memorandum.

Item 8.01.	Other Events.

In accordance with the Securities and Exchange Commission Order Under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies, SEC Release No. 34-88465, dated March 25, 2020 (the “Order”), the Company will be relying on the relief provided by the Order to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “First Quarter Form 10-Q”) by up to 45 days. The Company’s operations and business have experienced significant disruption due to the conditions surrounding the recent global outbreak of COVID-19. The Company has been following the recommendations of local government and health authorities to minimize exposure risk for its employees, including the temporary closure of its corporate headquarters, and having employees work remotely. At the same time, the COVID-19 outbreak has resulted in unprecedented operational challenges for the travel industry generally and the Company in particular. The Company is therefore unable to file the First Quarter Form 10-Q on its customary schedule. The Company expects to file the First Quarter Form 10-Q no later than June 5, 2020.

The Company is supplementing the risk factors previously disclosed in its most recent periodic reports filed under the Securities Exchange Act of 1934, as amended, with the disclosure under the heading “Risk Factors” in Exhibit 99.2, which is incorporated herein by reference.

Forward-Looking Statements

This report, including the exhibits, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These forward-looking statements are based on assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict, including the Risk Factors identified in the Company’s most recently filed annual report on Form 10-K and in Exhibit 99.2 to this report. The use of words such as “believe,” “estimate,” “expect” and “will,” or the negative of these terms or other similar expressions, among others, generally identify forward-looking statements. However, these words are not the exclusive means of identifying such statements. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, readers should carefully review the reports and documents the Company files or furnishes from time to time with the Securities and Exchange Commission, particularly its annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated April 23, 2020.

99.2	Certain other information included in the Offering Memorandum.

99.3	Press Release, dated April 23, 2020.

104	Cover Page Integrative Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA GROUP, INC.

By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Chief Legal Officer and Secretary

Dated: April 23, 2020